************************************************************************************************************************************
************************************************************************************************************************************
WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                December 28, 1998
************************************************************************************************************************************
************************************************************************************************************************************
COLLECTIONS:                                                                            For Month of:
                                                                                        November, 1998
************************************************************************************************************************************
Principal Collections: Total Pool                                                                         $353,429,328.66

Interest Collections
         Regular Pool                                                                                       $2,942,516.34
         Concentration Pool                                                                                   $501,237.38
              ==============================                                                           ===============
              Interest Collections: Total Pool                                                              $3,443,753.72

Investment Proceeds
         Regular Pool                                                                                         $328,309.21
         Concentration Pool                                                                                     $3,332.21
              ==============================                                                           ===============
               Total Investment Proceeds:  Total Pool                                                         $331,641.42

Series 1996-1: Yield Supplement Deposit Amount                                                                      $0.00
************************************************************************************************************************************

************************************************************************************************************************************
ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                     Calculated as of
              month using recalculated prior month ending balances.)                                       October 31, 1998
************************************************************************************************************************************
Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                         65.55%
              Series 1996-1                                                                                          0.00%
              Series 1996-2                                                                                         34.45%
         Concentration Pool
              Series 1995-1                                                                                        100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                         59.88%
              Series 1996-1                                                                                          0.00%
              Series 1996-2                                                                                         31.98%
         Concentration Pool
              Series 1995-1                                                                                          0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                         na
              Series 1996-1                                                                                         na
              Series 1996-2                                                                                         na
         Concentration Pool
              Series 1995-1                                                                                         na

Excess Transferor Percentage
         Regular Pool                                                                                                2.00%
         Concentration Pool                                                                                        100.00%
************************************************************************************************************************************


************************************************************************************************************************************
PRINCIPAL AND FUNDED AMOUNTS:                                                                             As of last day of:
                                                                                                          November , 1998
************************************************************************************************************************************
Series 1994-1 Initial Principal Amount: Class A                                                           $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                            $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                        $22,886,542.36
Series 1994-1 Principal Distributed to Investors                                                                    $0.00
Series 1994-1 Principal Funding Account Balance                                                                     $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                                     $0.00
Series 1994-1 Invested Amount                                                                             $310,113,457.64
Series 1994-1 outstanding Principal Balance                                                               $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                              $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                                 $0.00
Series 1995-1 Principal Distributed to Investors                                                                    $0.00
Series 1995-1 Principal Funding Account Balance                                                                     $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                                     $0.00
Series 1995-1 Invested Amount                                                                                       $0.00
Series 1995-1 outstanding Principal Balance                                                                         $0.00

Series 1996-1 Initial Funded Amount                                                                        $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                         $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                     $50,000,000.00
Series 1996-1 Funded Amount                                                                                         $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                                 $0.00
Series 1996-1 Principal Distributed to Investors                                                                    $0.00
Series 1996-1 Principal Funding Account Balance                                                                     $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                                     $0.00
Series 1996-1 Invested Amount                                                                                       $0.00
Series 1996-1 outstanding Principal Balance                                                                         $0.00

Series 1996-2 Initial Principal Amount: Class A                                                           $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                             $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                         $9,382,044.76
Series 1996-2 Principal Distributed to Investors                                                                    $0.00
Series 1996-2 Principal Funding Account Balance                                                                     $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                                     $0.00
Series 1996-2 Invested Amount                                                                             $165,617,955.24
Series 1996-2 outstanding Principal Balance                                                               $175,000,000.00
************************************************************************************************************************************


************************************************************************************************************************************
POOL FACTOR FOR THE CERTIFICATES                                                                          As of:
                                                                                                          November 30, 1998
************************************************************************************************************************************
Series 1994-1: Class A                                                                                               1.00000000
Series 1994-1: Class B                                                                                               1.00000000
Series 1996-2: Class A                                                                                               1.00000000
Series 1996-2: Class B                                                                                               1.00000000
************************************************************************************************************************************






************************************************************************************************************************************
POOL BALANCE:                                                                                             For Month of:
                                                                                                          November , 1998
************************************************************************************************************************************
Pool Balance, beginning of month
         Regular Pool                                                                                     $467,883,396.29
         Concentration Pool                                                                                $75,051,467.27
              ==============================                                                              ===============
              Total Pool                                                                                  $542,934,863.56

Pool Balance, end of month
         Regular Pool                                                                                     $517,218,205.85
         Concentration Pool                                                                                $66,908,505.96
              ==============================                                                              ===============
              Total Pool                                                                                  $584,126,711.81

Pool Balance, average
         Regular Pool                                                                                     $461,053,746.02
         Concentration Pool                                                                                $68,721,215.78
              ==============================                                                              ===============
              Total Pool                                                                                  $529,774,961.80
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS                                                                                As of:
                                                                                                          December 28, 1998
************************************************************************************************************************************
Principal Distributions to Investors
              Series 1994-1: Class A                                                                                $0.00
              Series 1994-1: Class B                                                                                $0.00
              Series 1996-1                                                                                         $0.00
              Series 1996-2: Class A                                                                                $0.00
              Series 1996-2: Class B                                                                                $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                        $1,523,336.63
              Series 1994-1: Class B                                                                           $79,380.99
              Series 1996-1                                                                                         $0.00
              Series 1996-2: Class A                                                                          $795,705.12
              Series 1996-2: Class B                                                                           $36,522.34

Regular Pool Transferors Interest                                                                              $58,850.33

Interest Shortfall
              Series 1994-1: Class A                                                                                $0.00
              Series 1994-1: Class B                                                                                $0.00
              Series 1996-1                                                                                         $0.00
              Series 1996-2: Class A                                                                                $0.00
              Series 1996-2: Class B                                                                                $0.00

Servicing Fee
              Series 1994-1                                                                                   $229,077.78
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                   $122,410.53

Reserve Fund Deposit Amount
              Series 1994-1                                                                                         $0.00
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                         $0.00
************************************************************************************************************************************
************************************************************************************************************************************
REGULAR POOL DISTRIBUTIONS (cont.)                                                                        As of:
                                                                                                          December 28, 1998
************************************************************************************************************************************
Investor Default Amount
              Series 1994-1                                                                                         $0.00
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                         $0.00

Carry Over Amount
              Series 1994-1                                                                                         $0.00
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                         $0.00

Amount Distributed not including Excess Distribution to Transferor                                          $2,845,283.71

Unreimbursed Charge-off Amounts                                                                                     $0.00

Non-use Fee (Series 1996-1)                                                                                     $4,583.33
Increased Cost Amounts (Series 1996-1)                                                                              $0.00

Previously waived servicing fee
              Series 1994-1                                                                                         $0.00
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                         $0.00

Excess Distributed to Transferor                                                                              $420,958.50

Total Distributed                                                                                           $3,270,825.54

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                                 $4.80547833
              Series 1994-1 Class B                                                                                 $4.96131167
              Series 1996-1                                                                                         $0.00000000
              Series 1996-2 Class A                                                                                 $4.75047833
              Series 1996-2 Class B                                                                                 $4.86964500
************************************************************************************************************************************

************************************************************************************************************************************
RESERVE FUNDS                                                                                             As of:
                                                                                                          December 28, 1998
************************************************************************************************************************************
Series 1994-1
              Balance                                                                                       $1,665,000.00
              Deficiency Amount                                                                                     $0.00

Series 1995-1
              Balance                                                                                               $0.00
              Deficiency Amount                                                                                     $0.00

Series 1996-1
              Balance                                                                                         $250,000.00
              Deficiency Amount                                                                                     $0.00

Series 1996-2
              Balance                                                                                         $875,000.00
              Deficiency Amount                                                                                     $0.00
************************************************************************************************************************************


************************************************************************************************************************************
CHARGE OFFS                                                                                               As of:
                                                                                                          November 30, 1998
************************************************************************************************************************************
Defaulted Receivables                                                                                               $0.00
Investor Default Amount                                                                                             $0.00
Deficiency Amount                                                                                                   $0.00
Draw Amount                                                                                                         $0.00
Investor Charge-Off's                                                                                               $0.00
************************************************************************************************************************************

************************************************************************************************************************************
REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                                  As of:
                                                                                                          November 30, 1998
************************************************************************************************************************************
Required Subordinated Amount
              Series 1994-1                                                                                $22,148,332.30
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                 $8,994,096.56

Available Subordinated Amount
              Series 1994-1                                                                                $22,148,332.30
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                 $8,994,096.56
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS RECEIVABLES                                                                                        As of:
              To be used in the following month's computations.                                           November 30, 1998
************************************************************************************************************************************
Pool Total Components of Excess Receivables:
              Used Vehicles                                                                               $105,857,862.78
              Finance Hold Receivables                                                                      $5,655,058.31
              Auction Advantage Program                                                                             $0.00
              Delayed Payment Program                                                                         $464,803.00
              Payment Agreements                                                                              $117,190.76

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                               $204,444,349.13
              Finance Hold Receivables                                                                              $0.00
              Auction Advantage Program                                                                    $29,206,335.59
              Delayed Payment Program                                                                      $11,682,534.24
              Payment Agreements                                                                              $500,000.00

Total unallocated Excess Receivables                                                                        $5,655,058.31

Allocated Excess Receivables
              Series 1994-1                                                                                 $3,725,146.49
              Series 1995-1                                                                                         $0.00
              Series 1996-1                                                                                         $0.00
              Series 1996-2                                                                                 $1,929,911.82
************************************************************************************************************************************

************************************************************************************************************************************
DELINQUENCIES                                                                                             As of:
                                                                                                          November 30, 1998
************************************************************************************************************************************
30 Day Delinquencies in excess of $1,000                                                                            $0.00
************************************************************************************************************************************

************************************************************************************************************************************
EXCESS FUNDING ACCOUNT BALANCES                                                                           As of:
                                                                                                          November 30, 1998
************************************************************************************************************************************
Series 1994-1
              Outstanding Principal Balance                                                               $333,000,000.00
              Regular Pool Balance                                                                        $517,218,205.85
              Subordination Percentage                                                                               5.50%
              Non Transferor's Percentage                                                                           98.00%
              Series Allocation Percentage                                                                          65.55118110%
              Excess Funding Amount                                                                        $22,886,542.35

Series 1995-1
              Outstanding Principal Balance                                                                         $0.00
              Concentration Pool Balance                                                                   $66,908,505.96
              Subordination Percentage                                                                               9.25%
              Non Transferor's Percentage                                                                           98.00%
              Series Allocation Percentage                                                                         100.000000%
              Excess Funding Amount                                                                                 $0.00

Series 1996-1
              outstanding Principal Balance                                                                         $0.00
              Regular Pool Balance                                                                        $517,218,205.85
              Subordination Percentage                                                                              10.00%
              Non Transferor's Percentage                                                                           98.00%
              Series Allocation Percentage                                                                           0.00000000%
              Excess Funding Amount                                                                                 $0.00

Series 1996-2
              outstanding Principal Balance                                                               $175,000,000.00
              Regular Pool Balance                                                                        $517,218,205.85
              Subordination Percentage                                                                               4.00%
              Non Transferor's Percentage                                                                           98.00%
              Series Allocation Percentage                                                                          34.44881890%
              Excess Funding Amount                                                                         $9,382,044.78
************************************************************************************************************************************

************************************************************************************************************************************
ASSET COMPOSITION EVENTS:                                                                                 For Month of:
                                                                                                          November 25, 1998
************************************************************************************************************************************

Total Pool: 2 month test (actual lowest mth less than test)                                                          5.87%
              Test Value                                                                                            50.00%
              Event                                                                                               none

Total Pool: 12 month test                                                                                            0.00%
              Test Value                                                                                            25.00%
              Event                                                                                               none

Series 1995-1: 2 month test                                                                                        n/a
              Test Value                                                                                           n/a
              Event                                                                                                n/a

Series 1995-1: 12 month test                                                                                       n/a
              Test Value                                                                                           n/a
              Event                                                                                                n/a
************************************************************************************************************************************


************************************************************************************************************************************
SERIES 1995-1 SUBORDINATION:                                                                              For Month of:
                                                                                                          November , 1998
************************************************************************************************************************************
(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                                     0.00
              Class IV Receivables                                                                                   0.00
              Unreviewed Receivables                                                                                 0.00
              Rejected Receivables                                                                                   0.00

ISA Percentage
               Excess Receivables                                                                                  100%
               Class IV Receivables                                                                                 25%
               Unreviewed Receivables                                                                               25%
               Rejected Receivables                                                                                100%

Incremental Subordinated Amount: Total                                                                               0.00

(2) Required Subordinated Amount
             Subordinated Percentage * Principal Amt                                                                 0.00
              + Incremental Subordinated Amount                                                                      0.00
                                                                                                                     0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                                            0.00
               - Required Draw Amount (previous DD)                                                                  0.00
               - Reserve Fund w/d (on previous DD)                                                                   0.00
               + portion of Excess Interest to Transferor (previous DD)                                        510,368.70
               - Incremental Subordination Amount (previous DD)                                                      0.00
               + Incremental Subordination Amount (current DD)                                                       0.00
               - Subord % of change in EFA (since previous DD)                                                       0.00
              Ending ASA:                                                                                            0.00

(4) Reserve Fund Balance                                                                                             0.00
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                                  For Month of:
                                                                                                          November , 1998
************************************************************************************************************************************
(1) Available Subordinated Amount (ASA)                                                                            n/a
               Required Subordinated Amount (RSA)                                                                  n/a
               Test Event: ASA less than  RSA                                                                      n/a

(2) Servicer Default                                                                                              None

(3) Principal not Repaid by Expected Final Pmt Date                                                               None
************************************************************************************************************************************

************************************************************************************************************************************
SERIES 1995-1 MEGADEALERSHIPS                                                                             For Month of:
                                                                                                          November , 1998
************************************************************************************************************************************
Dealership Groups in excess of 30% of Receivables: Group 58                                                $20,269,386.82
Test Value                                                                                                  20,072,551.79
************************************************************************************************************************************


************************************************************************************************************************************
CONCENTRATION POOL DISTRIBUTIONS                                                                          As of
                                                                                                          December 28, 1998
************************************************************************************************************************************
Excess Transferor's Percentage x Interest Collections                                                          501,237.38
Monthly Interest to Investors                                                                                        0.00
Interest Shortfall                                                                                                   0.00
Monthly Servicing Fee (1%)                                                                                           0.00
Reserve Fund Deposit Amount                                                                                          0.00
Investor Default Amount                                                                                              0.00
Carry-Over Amount                                                                                                    0.00
Amount Distributed                                                                                                   0.00
Unreimbursed  Charge-off Amounts                                                                                     0.00
Previously waived Servicing Fee                                                                                      0.00
Excess Interest Distributed to Transferor                                                                        3,332.21
              Total Distributed                                                                                504,569.60

Total Distributed to WOFCO                                                                                     504,569.60

Charge-offs:
              Defaulted Receivables                                                                                  0.00
              Investor Default Amount                                                                                0.00
              Deficiency Amount                                                                                      0.00
              Draw Amount                                                                                            0.00
              Investor Charge-Offs                                                                                   0.00
************************************************************************************************************************************